SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 S. Meridian Street Suite 1100 Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(317) 577-5600

Not applicable
(Former name or former address, if changed since last report)

Item 5.                              Other Events

On August 16, 2004, Kite Realty Group Trust (the “Company”) completed its initial public offering.  In connection with the offering, the Company adopted certain organizational documents and entered into certain material agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-11, and subsequent amendments thereto.  A copy of the executed organizational documents and material agreements are attached hereto and incorporated herein by reference here in order to allow the Company to incorporate these documents by reference in any subsequent filing under any Act administered by the Securities and Exchange Commission.

Item 7.                              Exhibits

The following exhibits are filed as part of this report:

Exhibit 3.1	Articles of Amendment and Restatement of Declaration of Trust of the Company

Exhibit 3.2	Amended and Restated Bylaws of the Company

Exhibit 10.1	Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P., dated as of August 16, 2004

Exhibit 10.2	Agreement and Plan of Merger, dated as of April 5, 2004, by and among the Company, KRG Construction, LLC and Kite Construction, Inc.

Exhibit 10.3	Amendment to Agreement and Plan of Merger, dated as of August 10, 2004, by and among the Company, KRG Construction, LLC and Kite Construction, Inc.

Exhibit 10.4	Agreement and Plan of Merger, dated as of April 5, 2004, by and among the Company, KRG Development, LLC and Kite Development Corporation

Exhibit 10.5	Amendment to Agreement and Plan of Merger, dated as of August 10, 2004, by and among the Company, KRG Development, LLC and Kite Development Corporation

Exhibit 10.6	Agreement and Plan of Merger dated as of April 5, 2004 by and among the Company, KRG Realty Advisors, LLC and KMI Realty Advisors, Inc.

Exhibit 10.7	Amendment to Agreement and Plan of Merger, dated as of August 10, 2004, by and among the Company, KRG Realty Advisors, LLC and KMI Realty Advisors, Inc.

Exhibit 10.8	Employment Agreement, dated as of August 16, 2004, by and between the Company and Alvin E. Kite, Jr.

Exhibit 10.9	Employment Agreement, dated as of August 16, 2004, by and between the Company and John A. Kite

Exhibit 10.10	Employment Agreement, dated as of August 16, 2004, by and between the Company and Thomas K. McGowan

Exhibit 10.11	Employment Agreement, dated as of August 16, 2004, by and between the Company and Daniel R. Sink

Exhibit 10.12	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and Alvin E. Kite, Jr.

Exhibit 10.13	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and John A. Kite

Exhibit 10.14	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and Thomas K. McGowan

Exhibit 10.15	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and Daniel R. Sink

Exhibit 10.16	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Alvin E. Kite, Jr.

Exhibit 10.17	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and John A. Kite

Exhibit 10.18	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Thomas K. McGowan

Exhibit 10.19	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Daniel R. Sink

Exhibit 10.20	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and William E. Bindley

Exhibit 10.21	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Michael L. Smith

Exhibit 10.22	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Eugene Golub

Exhibit 10.23	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Richard A. Cosier

Exhibit 10.24	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Gerald L. Moss

Exhibit 10.25

Contributor Indemnity Agreement, dated as of August 16, 2004, by and among Kite Realty Group, L.P., Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV, and Mark Jenkins

Exhibit 10.26	Kite Realty Group Trust 2004 Equity Incentive Plan

Exhibit 10.27	Kite Realty Group Trust Executive Bonus Plan

Exhibit 10.28

Option Agreement (Tarpon Spring Plaza), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Brentwood Land Partners, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

Exhibit 10.29	Option Agreement (Erskine Village), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Kite South Bend, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

Exhibit 10.30

Option Agreement (126th Street & Meridian Medical Complex), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Kite 126th Street Medical, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

Exhibit 10.31

Option Agreement (126th Street & Meridian II Medical Complex), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Kite 126th Street Medical II, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

Exhibit 10.32

Registration Rights Agreement, dated as of August 16, 2004, by and among the Company, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV, Mark Jenkins, C. Kenneth Kite, David Grieve and KMI Holdings, LLC

Exhibit 10.33	Tax Protection Agreement, dated August 16, 2004, by and among the Company, Kite Realty Group, L.P., Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan and C. Kenneth Kite

Exhibit 10.34	Consulting Agreement, dated August 16, 2004, by and between Kite Realty Group, L.P and Paul W. Kite

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: August 20, 2004	By:	/s/ DANIEL R. SINK
Daniel R. Sink
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Document

3.1	Articles of Amendment and Restatement of Declaration of Trust of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P., dated as of August 16, 2004

10.2	Agreement and Plan of Merger, dated as of April 5, 2004, by and among the Company, KRG Construction, LLC and Kite Construction, Inc.

10.3	Amendment to Agreement and Plan of Merger, dated as of August 10, 2004, by and among the Company, KRG Construction, LLC and Kite Construction, Inc.

10.4	Agreement and Plan of Merger, dated as of April 5, 2004, by and among the Company, KRG Development, LLC and Kite Development Corporation

10.5	Amendment to Agreement and Plan of Merger, dated as of August 10, 2004, by and among the Company, KRG Development, LLC and Kite Development Corporation

10.6	Agreement and Plan of Merger dated as of April 5, 2004 by and among the Company, KRG Realty Advisors, LLC and KMI Realty Advisors, Inc.

10.7	Amendment to Agreement and Plan of Merger, dated as of August 10, 2004, by and among the Company, KRG Realty Advisors, LLC and KMI Realty Advisors, Inc.

10.8	Employment Agreement, dated as of August 16, 2004, by and between the Company and Alvin E. Kite, Jr.

10.9	Employment Agreement, dated as of August 16, 2004, by and between the Company and John A. Kite

10.10	Employment Agreement, dated as of August 16, 2004, by and between the Company and Thomas K. McGowan

10.11	Employment Agreement, dated as of August 16, 2004, by and between the Company and Daniel R. Sink

10.12	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and Alvin E. Kite, Jr.

10.13	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and John A. Kite

10.14	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and Thomas K. McGowan

10.15	Noncompetition Agreement, dated as of August 16, 2004, by and between the Company and Daniel R. Sink

10.16	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Alvin E. Kite, Jr.

10.17	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and John A. Kite

10.18	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Thomas K. McGowan

10.19	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Daniel R. Sink

10.20	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and William E. Bindley

10.21	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Michael L. Smith

10.22	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Eugene Golub

10.23	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Richard A. Cosier

10.24	Indemnification Agreement, dated as of August 16, 2004, by and between Kite Realty Group, L.P. and Gerald L. Moss

10.25

Contributor Indemnity Agreement, dated as of August 16, 2004, by and among Kite Realty Group, L.P., Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV, and Mark Jenkins

10.26	Kite Realty Group Trust 2004 Equity Incentive Plan

10.27	Kite Realty Group Trust Executive Bonus Plan

10.28

Option Agreement (Tarpon Spring Plaza), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Brentwood Land Partners, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

10.29	Option Agreement (Erskine Village), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Kite South Bend, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

10.30

Option Agreement (126th Street & Meridian Medical Complex), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Kite 126th Street Medical, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

10.31	Option Agreement (126th Street & Meridian II Medical Complex), dated as of August 16, 2004, by and among Kite Realty Group, L.P., Kite 126th Street

Medical II, LLC, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan

10.32

Registration Rights Agreement, dated as of August 16, 2004, by and among the Company, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV, Mark Jenkins, C. Kenneth Kite, David Grieve and KMI Holdings, LLC

10.33	Tax Protection Agreement, dated August 16, 2004, by and among the Company, Kite Realty Group, L.P., Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan and C. Kenneth Kite

10.34	Consulting Agreement, dated August 16, 2004, by and between Kite Realty Group, L.P and Paul W. Kite